EXHIBIT 10.6

                                February __, 2002

Natexco Corporation
3255 Norfolk Road
Victoria, British Columbia
Canada V8R 6H5

       Re:  LOCK-UP OF SHARES

Ladies and Gentlemen:

       Reference is made to that certain Subscription Agreement dated as of ______________, 2002 (the "SUBSCRIPTION AGREEMENT"), by and between Pashleth Investments Ltd., as the subscription agent acting on behalf of Natexco Corporation (the "COMPANY") and the undersigned (the "UNDERSIGNED"), pursuant to which the Undersigned subscribed for ______________ shares of common stock of the Company (the "COMMON STOCK") for an aggregate purchase price of $______________, in anticipation of the contemplated merger (the "MERGER") of the Company's wholly-owned subsidiary Diomed Acquisition Corp., with and into Diomed, Inc.

       To induce the Company to enter into the Subscription Agreement, the Undersigned hereby agrees that for one hundred eighty (180) days following the later of (a) the closing of the Merger or (b) the effective date of the Merger; the Undersigned will not (i) offer, pledge, sell, hypothecate, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. This foregoing lock-up shall be of no force and effect in the event that the Company is not listed on the American Stock Exchange within 60 days of the date hereof.

       Notwithstanding the foregoing, the Undersigned may transfer shares of Common Stock (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree in writing to be bound by the restrictions set forth herein, or
(ii) to any trust for the direct or indirect benefit of the Undersigned or the immediate family of the Undersigned, provided that the trustee of the trust agrees in writing to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value. For purposes of this letter, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

                                              Very truly yours,

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                                              Name:

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                                              Address